                                  CONFIDENTIAL
                                  ------------

             NETCURRENTS/VSVS MEMO OF UNDERSTANDING - JUNE 10, 2005
             ------------------------------------------------------

NetCurrents Information Services, Inc. ("NCIS") is a Delaware Corporation
currently trading on the Pink Sheets. It has been a public company since 1990.
There are approximately 46m shares outstanding.

NCIS hold two U.S. Patents (#6.260.041 issued July 10, 2001 and # 6.332.141 issued December 18, 2001) entitled FIRST (Fast Internet Real-Time Search
Technology).

FIRST was developed by NCIS, in house, at a cost in excess of $8M. We believe it is the only real-time patented Internet search engine available today capable of delivering constantly updated information to the user in minutes, 24/7.

The Company, which discontinued operations in 2001, had at one time approximately 85 clients, paying monthly account fees. Among its client were Dow
Chemical, Oracle, EMC, Earthlink, Providian Bank, Titan Corporation and many others.

NCIS is desirous of entering into a Formal Agreement ("Licensing Agreement") to license its technology to VSUS Technology, Inc. ("VSUS"), for a period of 50 years, for use in its current systems, and to develop the technology for marketing and sales of other applications. Upon signing of the Licensing
Agreement, NCIS will deliver to VSUS its patented code on a CD-ROM, which will allow VSUS to examine the code for the technology and redevelop it for additional uses both in the consumer and business-to-business sectors.

In order to accomplish the foregoing, NCIS proposes the following transaction:

1: VSUS will supply all the necessary financing, manpower and equipment to bring the technology to a viably commercially functional state. The estimated time period for this should not exceed 9 months.

2: VSUS will initially develop the technology to integrate into their existing portal. NCIS will assist in the development of the technology during this period and will make Michael O'Hara and Irwin Meyer available to VSUS at fees to be determined. VSUS and NCIS will work closely during the development period in order to maximize the use(s) of the NCIS technology and expedite the development and completion of the end product(s).

3: VSUS and NCIS will agree to minimum annual revenues and a timetable to develop the operating technology which VSUS must achieve in order to maintain this license.

PAGE 2 - NCIS/VSUS MOA JUNE 9, 2005
-----------------------------------

4: VSUS will pay to NCIS a royalty of 15% of gross revenues generated by VSUS for all applications where the NCIS technology is used, said royalties to be paid quarterly. NCIS will have the right to audit VSUS on a semi-annual basis, subject to reasonable notice, to ascertain the accuracy of the royalty payments.

5: As a consideration, for the right to obtain this license, VSUS will lend to
NCIS, at closing, the sum of $200,000.00 plus issue to NCIS 500,000 shares of common stock in VSUS. The $200,000.00 will be payable as follows: $50,000.00 within 30 days of signing of this MOA; $50,000.00, within 60 days from the signing of this MOA; $50,000.00 within 120 days from the signing of this MOA,
$50,000.00 with 180 days from the signing of this MOA. If, NCIS requires an additional $50,000.00 loan upon receipt of the last payment describe herein,
VSUS will, in good faith, use their best efforts to supply the funding, on the same terms and conditions as set forth herein for the $200,000.00 loan.

The loan will be for a period of 2 years, interest free and will be secured by the First patents, describe herein. Repayment of the loan will be deducted form the royalties payable to NCIS by VSUS, at the rate of 50% of all royalties due and payable until the loan is repaid in full, or at the end of the 2 year period, whichever comes first. Should NCIS require an additional loan of
$50,000.00 after receipt of the final amount, as describe herein, VSUS will, in good faith, use its best efforts to obtain this funding for NCIS, on the same terms and conditions as the pervious $200,000.

6: As further consideration for the foregoing loan NCIS will issue to VSUS
500,000 shares of its common stock, within 30 days of receipt of the final payment.

7: All rights to the First patents will remain the sole property of NCIS. Both
VSUS and NCIS agree that all future applications that are derived from the First source code supplied by NCIS to VSUS, or involving the First patents, will be shares equally (50/50) between VSUS and NCIS. However any new search engine technology that is developed, or acquired, by VSUS that does not involve the
First patents, or any derivative thereof, will remain the sole property of VSUS.

It is the desire of NCIS to enter into a Formal Agreement within 60 days of completion of the filing of VSUS current financials in accordance with SEC regulations.

PAGE 3 - NCIS/VSUS MOA JUNE 9, 2005
-----------------------------------

NCIS has never filed bankruptcy and all patents will be licensed to VSUS free and clear of all liens.

If the aforementioned set forth the basic terms of our understanding please indicate by signing below.

This document will remain confidential and any information released will be consistence with all Federal and State regulations.

NetCurrents Information Services, Inc.

By: /s/ Irwin Meyer
    ----------------------------------
Its: CEO - Irwin Meyer

VSUS Technologies, Inc.

By: /s/ Steven Goldberg
    ----------------------------------
Its: CFO - Steven Goldberg

                          NETCURRENTS/VSUS TECHNOLOGIES
                          -----------------------------
                       ADDENDUM TO MOU DATED JUNE 9, 2005
                       ----------------------------------

JULY 12, 2005

THE PARTIES TO THE ABOVE MENTIONED AGREEMENT, HEREBY AGREE TO THE FOLLOWING
AMENDMENTS:

1: VSUS WILL REMIT TO NETCURRENTS THE FIRST PAYMENT OF $50,000 DUE UNDER THE MOU
ON JULY 15, 2005, MADE PAYABLE TO MWI DISTRIBUTION, INC., A WHOLLY OWNED
SUBSIDIARY OF NETCURRENTS. THE BALANCE OF FUNDS DUE AND PAYABLE UNDER THE MOU
WILL BE PAID IN ACCORDANCE WITH THE SCHEDULE SET FORTH THEREIN.

2: ON RECEIPT OF THE $50,000 NETCURRENTS WILL FED EX TO VSUS, A DISC CONTAINING
THE CODE TO ITS PATENTED FIRST TECHNOLOGY, IN ORDER FOR VSUS TO PROCEED WITH THE
TRANSFERRING OF THE CODE TO A NEW FORMAT TO BE INTEGRATED INTO THE VSUS
APPLICATIONS. REVENUE SHARING, PER THE MOU, WILL COMMENCE UPON THE INTEGRATION
OF THE NETCURRENTS TECHNOLOGY.

VSUS WILL CONTINUE TO USE THEIR BEST EFFORTS TO DELIVER TO NETCURRENTS A FORMAL
CONTRACT CONTAINING ALL OF THE CONDITIONS SET FORTH IN THE MOU WITHIN THE NEXT
THIRTY (30) DAYS.

VSUS AGREES THAT ALL VSUS EMPLOYEES, OR CONTRACTORS, WORKING WITH THE PATENTED
FIRST CODE, WILL EXECUTE AN NDA FOR THE PROTECTION AND BENEFIT OF ALL PARTIES,
PRIOR TO COMMENCING WORK.

AGREED AND ACCEPTED THIS 12TH DAY OF JULY, 2005

NETCURRENTS INFORMATION SERVICES, INC.

    /s/ Irwin Meyer
----------------------------------
IRWIN MEYER, CEO

VSUS TECHNOLOGIES, INC.

BY:   /s/ Steven Goldberg
    --------------------------------
IT'S:

                                  CONFIDENTIAL
                                  ------------

                                   REVISION #2
                                   -----------

              NETCURRENTS/VSUS MEMO OF UNDERSTANDING - JULY 9, 2005
              -----------------------------------------------------

The following will constitute Revision # 2 to the Memo of Understanding entered into between VSUS Technologies, Incorporated and NetCurrents Information
Services, dated and executed July 9, 2005.

VSUS acknowledges receipt of the code to NetCurrents patented FIRST technology and NetCurrents acknowledges receipt of the first $50,000 payment due under the
MOU.

1: The $200,000 loan to NetCurrents, as defined in the MOU, will now become an advance against future royalties, and will be repayable out of 50% of all royalties received until recouped in full.

2: The $50,000 which became due and payable on August 9, 2005, will now be paid:

         $25,000 the week of September 9, 2005

         $25,000 the week of September 16, 2005

The funds will be wired to the account of MWI Distribution Inc., a wholly owned subsidiary of NetCurrents, at the US Bank, Beverly Hills, CA, per wiring instructions previously supplied to VSUS.

Accepted and Agreed:

NETCURRENTS INFORMATION SERVICES, INC.

By:    /s/ Irwin Meyer
   ---------------------------------
Its: CEO

VSUS TECHNOLOGIES, INCORPORATED

By:  /s/ Steven Goldberg
   ---------------------------------
Its: CFO  Steven Goldberg